2016 Q4 Supplemental Information

Introduction Management & Investor Contacts 3 Executive Summary 4 Capitalization Analysis & Research Coverage 5 2017 Guidance 6 Select Performance Information 7 Financial Information Consolidated Balance Sheet - GAAP 8 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Venture 9 Consolidated Statements of Operations - GAAP 10 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Venture 11 12 Net Operating Income 13 Debt Overview 14 Debt Covenant Compliance 15 Debt Maturities 16 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 17 Property Overview - Square Feet & Occupancy 18 Market Summary 19 Top 20 Tenants & Tenant Industry Profile 20 Lease Expiration Schedule 21 Lease Expiration by Market 22 Leasing Summary 23 Occupancy Summary 24 Capital Expenditure Summary 25 Transaction Activity 26 Additional Information 27 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 27 28 29 30 Definitions 31 Pro Forma Reports 32 - 39 Forward Looking Statements: Supplemental Information - Q4 2016 2 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, including our 2017 guidance, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequently filed periodic reports. On the Cover: New York Columbia Property Trust, Inc. Table of Contents Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly- owned properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly- owned properties Reconciliation of Net Operating Income (based on GAAP rents), and Net Operating Income (based on cash rents)

Columbia Property Trust, Inc.

Management & Investor Contacts

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

David S. Dowdney
Senior Vice President
Western Region

Wendy W. Gill
Senior Vice President
Corporate Operations and
Chief Accounting Officer

Kevin A. Hoover
Senior Vice President
Portfolio Management

Adam I. Popper
Senior Vice President
Eastern Region

Board of Directors

Carmen M. Bowser
Independent Director

Charles R. Brown
Independent Director

Richard W. Carpenter
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt Stover
Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Supplemental Information - Q4 2016 3

Unaudited As of Period End 12/31/2016 Select Portfolio Statistics Number of Properties 22 Office Rentable Square Footage (in thousands) (1) 10,662 Percent Leased 90.6% Commenced Occupancy 89.2% Average Economic Occupancy (2) 83.3% Weighted Average Lease Term Remaining (3) 6.6 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (4) 4,599,499 Gross Real Estate Assets - Unencumbered (4) (5) 3,624,840 Total Gross Debt (6) 1,590,352 Percentage of Gross Real Estate Assets - Unencumbered / Gross Real Estate Assets 78.8% Total Gross Debt / Gross Real Estate Assets 34.6% Rating / Outlook Standard & Poor's BBB / Stable Moody's Baa2 / Stable (1) Includes 100% of Market Square Joint Venture. (2) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (3) Based on Annualized Lease Revenue (ALR). 4 (6) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable. Supplemental Information - Q4 2016 Columbia Property Trust, Inc. Executive Summary Company Overview: Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings primarily in competitive CBD locations within high-barrier-to-entry markets. As of December 31, 2016, our $5 billion portfolio included 21 office properties containing 10.7 million square feet and one hotel, concentrated in San Francisco, New York, Atlanta and Washington, D.C. For more information about Columbia, which carries an investment-grade rating from both Moody's and Standard & Poor's, please visit our website at www.columbia.reit. (5) Unencumbered assets are those not subject to mortgage debt. (4) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. As of December 31, 2016, CXP owned interests in 22 properties, of which 21 are wholly-owned and one is owned through an unconsolidated joint venture. On October 28, 2015, CXP transferred the Market Square Buildings and $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture to a third party (the “Market Square Joint Venture”). When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We do not control the Market Square Joint Venture and recognize that proportional financial data may not accurately depict all of the legal and economic implications of our interest in this joint venture.

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	122,709	123,215	123,206	123,393	124,343
Weighted-Average Shares Outstanding - Diluted	122,855	123,350	123,294	123,412	124,466
High Closing Price	$ 22.22	$ 24.63	$ 22.77	$ 23.20	$ 25.97
Low Closing Price	$ 20.47	$ 21.24	$ 20.20	$ 19.81	$ 23.21
Average Closing Price	$ 21.33	$ 23.31	$ 21.64	$ 21.57	$ 24.30
Closing Price (as of period end)	$ 21.60	$ 22.39	$ 21.40	$ 21.99	$ 23.48
Dividends / Share (annualized)	$ 1.20	$ 1.20	$ 1.20	$ 1.20	$ 1.20
Dividend Yield (annualized) (1)	5.6%	5.4%	5.6%	5.5%	5.1%
Common Shares Outstanding (1)	122,184	123,471	123,464	123,459	124,363
Market Value of Common Shares (1)	$ 2,639,174	$ 2,764,516	$ 2,642,130	$ 2,714,863	$ 2,920,043
Total Market Capitalization (1) (2)	$ 4,229,526	$ 4,356,258	$ 4,468,245	$ 4,542,335	$ 4,820,856
Common Stock Repurchases					
Shares Purchased	1,294	-	-	1,105	152
Weighted-Average Price Per Share	$ 21.46	$ -	$ -	$ 22.60	$ 23.23
Total Value of Shares Purchased	$ 27,769	$ -	$ -	$ 24,973	$ 3,531

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs & Co.
Brad Burke
917-343-2082

JMP Securities
Mitch Germain
212-906-3546

Morgan Stanley
Vikram Malhotra
212-761-7064

Oppenheimer & Co
Steve Manaker
212-667-5950

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

Standard & Poor's
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q4 2016 5

Columbia Property Trust, Inc.

2017 Guidance

Unaudited

	Twelve Months Ending 12/31/2017	
Per share	**Low**	**High**
Net Income	$ 0.18	$ 0.25
Real Estate Depreciation & Amortization	0.97	0.97
Funds From Operations	**$ 1.15**	**$ 1.22**
Adjustments	-	-
Normalized Funds From Operations	**$ 1.15**	**$ 1.22**

2017 Portfolio Assumptions

- Leased percentage at year end: 93% to 95%
- GAAP Straight Line Rental Income: $35MM to $40MM
- G&A Expenses: $35MM to $37MM

2017 Transaction Assumptions

- Dispositions: $539.5MM *
- Acquisitions: $500MM

2017 Other Assumptions

- Weighted-average common shares outstanding - diluted: 123.2MM (excludes impact of share repurchases after February 9, 2017)

* $539.5 million of properties were sold in January 2017. Assumes no further dispositions except for the transfer of the 263 Shuman Boulevard property to the lender in settlement of the $49.0 million mortgage note.

Investor Conference Call and Webcast:

The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, February 9, 2017, at 5:00 p.m. ET to discuss financial results, business highlights and 2017 guidance. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through February 16, 2017, by dialing (877) 344-7529 and entering the confirmation number, 10099132. A webcast of the call will also be available at the company's website, www.columbia.reit.

NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release.

Supplemental Information - Q4 2016 6

Columbia Property Trust, Inc.

Select Performance Information (1)

Unaudited ($ in thousands except for square feet, per-share data, percentages and ratios)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Operating Information							
Percent Leased (as of period end) (page 24)	90.6%	93.2%	90.6%	90.7%	90.6%	92.4%	93.2%
New Leases - Square Feet (page 23) (2)	764,331	497,209	227,617	35,858	448,761	52,095	126,156
Renewal Leases - Square Feet (page 23) (2)	315,008	760,264	33,789	112,828	155,236	13,155	596,949
NOI (based on cash rents) (page 13) (3)	281,482	331,556	61,132	64,895	79,075	76,380	79,033
Same Store NOI (based on cash rents) (page 13) (3)	221,105	227,001	50,259	50,278	64,200	56,368	56,817
Adjusted EBITDA (page 28)	274,267	328,825	60,689	63,679	76,782	73,117	78,162
Net Income (page 10)	84,281	44,619	27,400	36,898	13,286	6,697	10,169
Net Income per Share - Basic & Diluted	0.68	0.36	0.22	0.30	0.11	0.05	0.08
Normalized FFO (page 12)	205,047	248,909	45,163	46,187	58,856	54,841	59,221
Normalized FFO per Share - Basic	1.67	2.00	0.37	0.37	0.48	0.44	0.48
Normalized FFO per Share - Diluted	1.66	1.99	0.37	0.37	0.48	0.44	0.48
AFFO (page 12)	74,746	169,508	(43,032)	30,289	41,023	46,466	33,752
Rental Income (pages 10 & 11)	382,634	439,128	89,494	91,586	97,405	104,149	106,392
Total Revenues (pages 10 & 11)	494,569	570,125	110,870	118,257	132,916	132,526	136,739
Straight Line Rent (3) (4)	21,777	17,658	7,113	5,292	3,685	5,687	4,942
Total Operating Expenses (pages 10 & 11)	394,413	465,214	90,186	95,391	101,593	107,243	111,308
Maintenance Capital (page 25)	112,194	57,797	82,311	11,637	14,575	3,671	20,505
Investment Capital (page 25)	56,467	62,336	22,020	16,811	9,553	8,083	21,385
Dividends	147,847	149,924	36,727	37,041	37,040	37,039	37,354
Dividends per Share	1.20	1.20	0.30	0.30	0.30	0.30	0.30
Balance Sheet Information (as of period end)							
Gross Real Estate Assets (pages 8 & 9) (5)	4,599,499	5,343,332	4,599,499	4,741,210	5,102,583	5,129,689	5,344,697
Total Assets (page 8 & 9)	4,475,509	4,851,688	4,475,509	4,492,436	4,635,008	4,807,922	4,853,053
Net Debt (pages 8 & 9) (6)	1,359,133	1,857,209	1,359,133	1,486,753	1,790,648	1,779,111	1,857,209
Gross Debt (pages 8 & 9) (7)	1,590,352	1,900,813	1,590,352	1,591,742	1,826,115	1,827,472	1,900,813
Ratios							
NOI Margin (8)	62.3%	62.9%	62.1%	60.2%	63.6%	63.1%	62.9%
Fixed Charge Coverage Ratio (9)	3.69	3.93	3.59	3.38	4.03	3.74	3.90
Net Debt (Average) to Adjusted EBITDA	6.18	6.16	5.89	6.65	5.78	6.38	6.30
Gross Debt / Gross Real Estate Assets (as of period end)	34.6%	35.6%	34.6%	33.6%	35.8%	35.6%	35.6%
Normalized FFO Payout Ratio (10)	72.1%	60.2%	81.3%	80.2%	62.9%	67.5%	63.1%
AFFO Payout Ratio (11)	197.8%	88.4%	-85.3%	122.3%	90.3%	79.7%	110.7%

(1) This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 27-30. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations can be found on page 31.

(2) Leasing activity is shown at 100% for CXP's share (51%) in the Market Square Joint Venture.

(3) Net operating income and straight line rent reflect 51% of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) Excludes adjustments for straight line rent related to lease terminations within general and administrative expense.

(5) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(6) Net debt is calculated as the total principal amount of debt outstanding less cash and cash equivalents and discount and fees on notes and bonds payable.

(7) Total Gross Debt includes (i) line of credit and notes payable, and (ii) bonds payable.

(8) NOI margin is calculated as GAAP NOI divided by total GAAP revenues.

(9) Fixed charge coverage is calculated as Adjusted EBITDA divided by the sum of interest expense, principal amortization, and capitalized interest.

(10) Calculated as dividends divided by Normalized FFO for the quarter.

(11) Calculated as dividends divided by AFFO for the quarter.

Supplemental Information - Q4 2016 7

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Assets:					
Real estate assets, at cost:					
Land	$ 751,351	$ 787,456	$ 844,495	$ 864,690	$ 896,467
Buildings and improvements	2,556,607	2,871,856	3,345,017	3,374,833	3,511,070
Buildings and improvements, accumulated depreciation	(435,457)	(500,583)	(603,088)	(584,830)	(613,639)
Intangible lease asset	306,088	345,651	471,701	490,361	509,221
Intangible lease asset, accumulated amortization	(112,777)	(141,451)	(235,121)	(244,578)	(250,085)
Construction in progress	36,188	28,888	14,176	11,223	31,847
Real estate assets held for sale	593,297	350,301	53,143	-	-
Real estate assets held for sale, accumulated depreciation	(180,791)	(111,425)	(9,897)	-	-
Total real estate assets	**$ 3,514,506**	**$ 3,630,693**	**$ 3,880,426**	**$ 3,911,699**	**$ 4,084,881**
Cash and cash equivalents	216,085	190,856	23,803	185,376	32,645
Tenant receivables, net of allowance for doubtful accounts	7,163	6,366	11,210	11,731	11,670
Straight line rent receivable	64,811	70,186	113,921	103,367	109,062
Prepaid expenses and other assets	24,275	24,885	35,230	35,779	35,848
Intangible lease origination costs	128,857	140,380	227,769	244,740	258,672
Intangible lease origination costs, accumulated amortization	(74,578)	(81,735)	(161,994)	(174,180)	(181,482)
Deferred lease costs	148,552	94,112	128,808	113,310	128,944
Deferred lease costs, accumulated amortization	(22,753)	(33,729)	(41,626)	(38,808)	(40,817)
Investment in unconsolidated joint venture (page 9)	127,346	125,605	123,919	121,784	118,695
Investment in development authority bonds	120,000	120,000	120,000	120,000	120,000
Other assets held for sale	79,681	55,431	10	-	-
Other assets held for sale, accumulated amortization	(34,152)	(23,125)	-	-	-
Total assets	**$ 4,299,793**	**$ 4,319,925**	**$ 4,461,476**	**$ 4,634,798**	**$ 4,678,118**
Liabilities:					
Line of credit and notes payable	$ 724,602	$ 824,992	$ 1,060,365	$ 1,208,722	$ 1,135,063
Bonds payable	700,000	700,000	600,000	600,000	600,000
Discount and fees on notes and bonds payable	(10,164)	(10,643)	(7,856)	(8,535)	(9,233)
Accounts payable, accrued expenses, and accrued capital expenditures	131,028	81,617	86,010	85,351	98,759
Distributions payable	36,727	-	-	-	37,354
Deferred income	19,694	20,411	23,793	21,886	24,814
Intangible lease liabilities	77,939	82,719	134,943	135,252	138,663
Intangible lease liabilities, accumulated amortization	(44,564)	(46,480)	(85,547)	(82,098)	(81,496)
Obligations under capital leases	120,000	120,000	120,000	120,000	120,000
Liabilities held for sale	43,002	16,854	132	-	-
Liabilities held for sale, accumulated amortization	(1,239)	(1,210)	-	-	-
Total liabilities	**$ 1,797,025**	**$ 1,788,260**	**$ 1,931,840**	**$ 2,080,578**	**$ 2,063,924**
Equity:					
Common stock	$ 1,221	$ 1,234	$ 1,234	$ 1,234	$ 1,243
Additional paid in capital	4,538,912	4,565,651	4,564,729	4,563,537	4,588,303
Cumulative distributions in excess of earnings	(2,036,482)	(2,027,155)	(2,027,012)	(2,003,258)	(1,972,916)
Other comprehensive loss	(883)	(8,065)	(9,315)	(7,293)	(2,436)
Total equity	**$ 2,502,768**	**$ 2,531,665**	**$ 2,529,636**	**$ 2,554,220**	**$ 2,614,194**
Total liabilities and equity	**$ 4,299,793**	**$ 4,319,925**	**$ 4,461,476**	**$ 4,634,798**	**$ 4,678,118**

Supplemental Information - Q4 2016 8

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Venture (1)

Unaudited (in thousands)

	As of Period End				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Assets:					
Real estate assets, at cost:					
Land	$ 77,841	$ 77,840	$ 77,840	$ 77,840	$ 77,840
Buildings and improvements	203,534	203,002	199,761	198,480	191,640
Buildings and improvements, accumulated depreciation	(7,708)	(6,037)	(4,361)	(2,736)	(1,077)
Intangible lease asset	2,222	2,221	2,361	2,414	2,647
Intangible lease asset, accumulated amortization	(723)	(571)	(527)	(371)	(270)
Construction in progress	1,700	1,544	2,344	1,446	4,989
Total real estate assets	**$ 276,866**	**$ 277,999**	**$ 277,418**	**$ 277,073**	**$ 275,769**
Cash and cash equivalents	4,794	2,309	3,617	1,254	1,523
Tenant receivables, net of allowance for doubtful accounts	122	192	202	266	314
Straight line rent receivable	6,272	5,309	4,606	4,317	4,004
Prepaid expenses and other assets	170	215	239	294	175
Intangible lease origination costs	1,526	1,526	1,563	1,572	1,627
Intangible lease origination costs, accumulated amortization	(353)	(278)	(231)	(151)	(87)
Deferred lease costs	14,833	11,678	10,600	10,631	10,441
Deferred lease costs, accumulated amortization	(1,168)	(834)	(563)	(348)	(136)
Total assets	**$ 303,062**	**$ 298,116**	**$ 297,451**	**$ 294,908**	**$ 293,630**
Liabilities:					
Line of credit and notes payable	$ 165,750	$ 165,750	$ 165,750	$ 165,750	$ 165,750
Fees on notes payable	(176)	(181)	(191)	(196)	(203)
Accounts payable, accrued expenses, and accrued capital expenditures	7,604	4,058	4,852	4,418	6,165
Deferred income	569	791	885	763	674
Intangible lease liabilities	2,561	2,561	2,644	2,658	2,660
Intangible lease liabilities, accumulated amortization	(592)	(468)	(408)	(269)	(111)
Total liabilities	**$ 175,716**	**$ 172,511**	**$ 173,532**	**$ 173,124**	**$ 174,935**
Investment in unconsolidated joint venture (page 8)	**$ 127,346**	**$ 125,605**	**$ 123,919**	**$ 121,784**	**$ 118,695**

(1) Reflects 51% of the assets and liabilities of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 9

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Revenues:							
Rental income	$ 366,186	$ 436,048	$ 85,472	$ 87,561	$ 93,567	$ 99,586	$ 103,312
Tenant reimbursements	69,770	99,655	14,219	17,090	18,708	19,753	22,260
Hotel income	22,661	24,309	5,177	6,270	6,551	4,663	5,411
Other property income (1)	3,548	1,816	793	827	919	1,009	701
Lease termination income (2)	11,378	4,237	107	1,518	8,185	1,568	995
Total revenues	**$ 473,543**	**$ 566,065**	**$ 105,768**	**$ 113,266**	**$ 127,930**	**$ 126,579**	**$ 132,679**
Operating expenses:							
Property operating costs	154,968	188,078	34,289	39,101	40,242	41,336	43,703
Hotel operating costs	18,686	19,615	4,371	4,946	5,038	4,331	4,546
Asset and property management fees	1,415	1,816	357	387	341	330	444
Depreciation	108,543	131,490	24,026	26,778	28,450	29,289	31,229
Amortization	56,775	87,128	13,873	11,895	14,932	16,075	19,895
General and administrative	33,876	29,683	8,158	7,467	7,761	10,490	7,762
Acquisition fees and expenses	-	3,675	-	-	-	-	-
Total operating expenses	**$ 374,263**	**$ 461,485**	**$ 85,074**	**$ 90,574**	**$ 96,764**	**$ 101,851**	**$ 107,579**
Operating income	**$ 99,280**	**$ 104,580**	**$ 20,694**	**$ 22,692**	**$ 31,166**	**$ 24,728**	**$ 25,100**
Other income (expense):							
Interest expense	(60,409)	(78,096)	(13,394)	(15,338)	(15,580)	(16,097)	(17,235)
Capital lease obligation interest expense	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Development authority bond income	7,200	7,200	1,800	1,800	1,800	1,800	1,800
Interest and other income	88	54	36	39	8	5	6
Interest rate swap valuation adjustment	-	2,634	-	-	-	-	-
Interest expense associated with interest rate swaps	-	(2,642)	-	-	-	-	-
Loss on interest rate swaps	-	(1,102)	-	-	-	-	-
Loss on early extinguishment of debt	(18,997)	(3,149)	-	(18,905)	(92)	-	-
Total other income (expense)	**$ (79,318)**	**$ (82,301)**	**$ (13,358)**	**$ (34,204)**	**$ (15,664)**	**$ (16,092)**	**$ (17,229)**
Income (loss) before income tax expense, loss from unconsolidated joint venture and gains on sale of real estate assets	**$ 19,962**	**$ 22,279**	**$ 7,336**	**$ (11,512)**	**$ 15,502**	**$ 8,636**	**$ 7,871**
Income tax expense	(445)	(378)	(58)	(65)	(245)	(77)	(238)
Income (loss) before loss from unconsolidated joint venture and gains on sale of real estate assets	**$ 19,517**	**$ 21,901**	**$ 7,278**	**$ (11,577)**	**$ 15,257**	**$ 8,559**	**$ 7,633**
Loss from unconsolidated joint venture (page 11)	(7,561)	(1,142)	(2,120)	(1,937)	(1,952)	(1,552)	(1,142)
Income (loss) before gain (loss) on sale of real estate assets	**$ 11,956**	**$ 20,759**	**$ 5,158**	**$ (13,514)**	**$ 13,305**	**$ 7,007**	**$ 6,491**
Gain (loss) on sale of real estate assets	72,325	23,860	22,242	50,412	(19)	(310)	3,678
Net income	**$ 84,281**	**$ 44,619**	**$ 27,400**	**$ 36,898**	**$ 13,286**	**$ 6,697**	**$ 10,169**
Weighted-average common shares outstanding - basic	123,130	124,757	122,709	123,215	123,206	123,393	124,343
Net income per share - basic	**$ 0.68**	**$ 0.36**	**$ 0.22**	**$ 0.30**	**$ 0.11**	**$ 0.05**	**$ 0.08**
Weighted-average common shares outstanding - diluted	123,228	124,847	122,855	123,350	123,294	123,412	124,466
Net income per share - diluted	**$ 0.68**	**$ 0.36**	**$ 0.22**	**$ 0.30**	**$ 0.11**	**$ 0.05**	**$ 0.08**

(1) Other property income includes (i) property management fee income, (ii) cafeteria revenue and (iii) fitness center revenue.

(2) Includes adjustments for straight-line rent related to lease terminations.

Supplemental Information - Q4 2016 10

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Venture (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Revenues:							
Rental income	$ 16,448	$ 3,080	$ 4,022	$ 4,025	$ 3,838	$ 4,563	$ 3,080
Tenant reimbursements	4,578	980	1,080	966	1,148	1,384	980
Total revenues	**$ 21,026**	**$ 4,060**	**$ 5,102**	**$ 4,991**	**$ 4,986**	**$ 5,947**	**$ 4,060**
Operating expenses:							
Property operating costs	10,290	1,872	2,762	2,449	2,497	2,582	1,872
Asset and property management fees	1,004	196	236	240	250	278	196
Depreciation	6,780	1,135	1,671	1,675	1,626	1,808	1,135
Amortization	1,996	471	435	448	451	662	471
General and administrative	80	55	8	5	5	62	55
Total operating expenses	**$ 20,150**	**$ 3,729**	**$ 5,112**	**$ 4,817**	**$ 4,829**	**$ 5,392**	**$ 3,729**
Operating income	**$ 876**	**$ 331**	**$ (10)**	**$ 174**	**$ 157**	**$ 555**	**$ 331**
Other income (expense):							
Interest expense	(8,431)	(1,473)	(2,108)	(2,108)	(2,108)	(2,107)	(1,473)
Interest and other income	1	-	-	-	1	-	-
Total other income (expense)	**$ (8,430)**	**$ (1,473)**	**$ (2,108)**	**$ (2,108)**	**$ (2,107)**	**$ (2,107)**	**$ (1,473)**
Net loss before income tax (expense) benefit	**$ (7,554)**	**$ (1,142)**	**$ (2,118)**	**$ (1,934)**	**$ (1,950)**	**$ (1,552)**	**$ (1,142)**
Income tax expense	(7)	-	(2)	(3)	(2)	-	-
Loss from unconsolidated joint venture (page 10)	**$ (7,561)**	**$ (1,142)**	**$ (2,120)**	**$ (1,937)**	**$ (1,952)**	**$ (1,552)**	**$ (1,142)**

(1) Reflects 51% of the revenues and expenses of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 11

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Operating Income (based on GAAP rents)	**$ 308,223**	**$ 358,571**	**$ 68,855**	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**
General and administrative (G&A)	(33,876)	(29,683)	(8,158)	(7,467)	(7,761)	(10,490)	(7,762)
Interest expense (net)	(67,538)	(85,265)	(15,158)	(17,116)	(17,372)	(17,892)	(19,030)
Interest rate swap valuation adjustment	-	2,634	-	-	-	-	-
Interest expense associated with interest rate swaps	-	(2,642)	-	-	-	-	-
Interest income from development authority bonds	7,200	7,200	1,800	1,800	1,800	1,800	1,800
Income tax expense	(445)	(378)	(58)	(65)	(245)	(77)	(238)
Adjustments included in loss from unconsolidated joint venture	(8,517)	(1,528)	(2,118)	(2,116)	(2,114)	(2,169)	(1,528)
Normalized FFO	**$ 205,047**	**$ 248,909**	**$ 45,163**	**$ 46,187**	**$ 58,856**	**$ 54,841**	**$ 59,221**
Normalized FFO per share (basic)	**$ 1.67**	**$ 2.00**	**$ 0.37**	**$ 0.37**	**$ 0.48**	**$ 0.44**	**$ 0.48**
Normalized FFO per share (diluted)	**$ 1.66**	**$ 1.99**	**$ 0.37**	**$ 0.37**	**$ 0.48**	**$ 0.44**	**$ 0.48**
Net Operating Income (based on cash rents)	**$ 281,482**	**$ 331,556**	**$ 61,132**	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**
General and administrative (G&A)	(33,876)	(29,683)	(8,158)	(7,467)	(7,761)	(10,490)	(7,762)
Stock based compensation expense in G&A (1)	4,558	3,548	1,046	917	1,213	1,382	623
Straight-line rent receivable write-off in G&A (2)	474	174	2	233	79	160	158
Interest expense - cash (net)	(56,788)	(76,388)	(12,574)	(14,479)	(14,655)	(15,080)	(16,033)
Income tax expense	(445)	(378)	(58)	(65)	(245)	(77)	(238)
Adjustments included in loss from unconsolidated joint venture	(8,465)	(1,524)	(2,111)	(2,108)	(2,108)	(2,138)	(1,524)
Maintenance capital (3) (4)	(112,194)	(57,797)	(82,311)	(11,637)	(14,575)	(3,671)	(20,505)
AFFO	**$ 74,746**	**$ 169,508**	**$ (43,032)**	**$ 30,289**	**$ 41,023**	**$ 46,466**	**$ 33,752**
Weighted-average common shares outstanding - basic	123,130	124,757	122,709	123,215	123,206	123,393	124,343
Weighted-average common shares outstanding - diluted	123,228	124,847	122,855	123,350	123,294	123,412	124,466

(1) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(2) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(3) Reflects 51% of the net operating income of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(4) See page 31 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

Supplemental Information - Q4 2016 12

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Operating Income (based on GAAP rents)							
Revenues:							
Rental Income	$ 269,829	$ 276,166	$ 66,371	$ 63,213	$ 69,618	$ 70,627	$ 69,835
Tenant Reimbursements	44,752	49,414	11,175	10,015	12,501	11,061	11,962
Hotel Income	22,661	24,309	5,177	6,270	6,551	4,663	5,411
Other Property Income	2,763	520	699	664	673	727	409
Lease Termination Income	9,133	2,919	107	1,138	7,253	635	635
Total Revenues	**$ 349,138**	**$ 353,328**	**$ 83,529**	**$ 81,300**	**$ 96,596**	**$ 87,713**	**$ 88,252**
Operating Expenses:							
Property Operating Costs	(105,425)	(106,728)	(25,538)	(26,212)	(27,417)	(26,258)	(26,482)
Hotel Operating Costs	(18,686)	(19,615)	(4,371)	(4,946)	(5,038)	(4,331)	(4,546)
Total Operating Expenses	**$ (124,111)**	**$ (126,343)**	**$ (29,909)**	**$ (31,158)**	**$ (32,455)**	**$ (30,589)**	**$ (31,028)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (1)	**$ 225,027**	**$ 226,985**	**$ 53,620**	**$ 50,142**	**$ 64,141**	**$ 57,124**	**$ 57,224**
Same Store Net Operating Income (based on GAAP rents) 51% of Market Square Buildings (2)	**$ 9,732**	**$ 14,021**	**$ 2,104**	**$ 2,301**	**$ 2,239**	**$ 3,088**	**$ 2,908**
Net Operating Income from:							
Acquisitions (3)	46,145	31,189	11,907	11,849	11,418	10,971	11,759
Dispositions (4)	27,319	86,376	1,224	6,859	6,750	12,486	14,088
Net Operating Income (based on GAAP rents)	**$ 308,223**	**$ 358,571**	**$ 68,855**	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**
Net Operating Income (based on cash rents)							
Revenues:							
Rental Income	$ 256,620	$ 261,474	$ 61,349	$ 61,282	$ 67,292	$ 66,697	$ 66,226
Tenant Reimbursements	44,752	49,414	11,175	10,015	12,501	11,061	11,962
Hotel Income	22,661	24,309	5,177	6,270	6,551	4,663	5,411
Other Property Income	2,763	520	699	664	673	727	409
Lease Termination Income	9,133	2,919	107	1,138	7,253	635	635
Total Revenues	**$ 335,929**	**$ 338,636**	**$ 78,507**	**$ 79,369**	**$ 94,270**	**$ 83,783**	**$ 84,643**
Operating Expenses:							
Property Operating Costs	(103,357)	(104,660)	(25,021)	(25,695)	(26,900)	(25,741)	(25,965)
Hotel Operating Costs	(18,686)	(19,615)	(4,371)	(4,946)	(5,038)	(4,331)	(4,546)
Total Operating Expenses	**$ (122,043)**	**$ (124,275)**	**$ (29,392)**	**$ (30,641)**	**$ (31,938)**	**$ (30,072)**	**$ (30,511)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (1)	**$ 213,886**	**$ 214,361**	**$ 49,115**	**$ 48,728**	**$ 62,332**	**$ 53,711**	**$ 54,132**
Same Store Net Operating Income (based on cash rents) 51% of Market Square Buildings (2)	**$ 7,219**	**$ 12,640**	**$ 1,144**	**$ 1,550**	**$ 1,868**	**$ 2,657**	**$ 2,685**
Net Operating Income from:							
Acquisitions (3)	39,581	23,711	9,438	10,000	10,080	10,063	9,116
Dispositions (4)	20,796	80,844	1,435	4,617	4,795	9,949	13,100
Net Operating Income (based on cash rents)	**$ 281,482**	**$ 331,556**	**$ 61,132**	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**

(1) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(2) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture.

(3) Reflects activity for the following properties acquired since January 1, 2015, for all periods presented: 229 West 43rd Street, 116 Huntington Avenue, and 315 Park Avenue South.

(4) Reflects activity for the following properties sold since January 1, 2015, for all periods presented: SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

Supplemental Information - Q4 2016 13

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 12/31/2016)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt					
221 Main Street	May-17	3.95%	Fixed	$ 73,000	4.6%
263 Shuman Boulevard	July-17	5.55%	Fixed	49,000	3.1%
One Glenlake Parkway	December-18	5.80%	Fixed	26,315	1.7%
650 California Street	July-19	3.60%	Fixed	126,287	7.9%
Market Square	July-23	5.07%	Fixed	165,750 (1)	10.4%
Weighted Average / Secured - Mortgage Notes	**3.4 Years**	**4.56%**		**$ 440,352**	**27.7%**

Debt Instrument - Unsecured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Bank Facilities					
$500 Million Revolving Credit Facility (2)	July-19	LIBOR + 100 bps	Floating	$ -	0.0%
$300 Million Term Loan (3)	July-20	LIBOR + 110 bps	Floating	300,000	18.9%
$150 Million Term Loan (4)	July-22	3.52%	Fixed	150,000	9.4%
Weighted Average / Bank Facilities	**4.2 Years**	**2.28%**		**$ 450,000**	**28.3%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	22.0%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	22.0%
Weighted Average / Bonds	**8.9 Years**	**3.90%**		**$ 700,000**	**44.0%**
Weighted Average / Unsecured	**7.1 Years**	**3.27%**		**$ 1,150,000**	**72.3%**

Weighted Average / Total Debt	**6.1 Years**	**3.63%**		**$ 1,590,352**	**100.0%**

Debt - consolidated	$ 1,424,602	
Debt - unconsolidated	165,750	
Total Debt	**$ 1,590,352**	

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	6.7 Years	4.08%		$ 1,290,352	81.1%
Floating Rate Debt	3.6 Years	1.67%		300,000	18.9%
Total	**6.1 Years**	**3.63%**		**$ 1,590,352**	**100.0%**

(1) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six-month extension options.

(3) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.52% per annum and terminates on July 29, 2022. The spread of 1.55% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income.

Supplemental Information - Q4 2016 14

Unaudited (at 12/31/2016) Bond Covenant Compliance Metric Actual (12/31/16) Debt to Total Asset Value Ratio Max 60% 29% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.55x Secured Debt to Total Asset Value Ratio Max 40% 6% Maintenance of Total Unencumbered Assets Min 150% 348% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (12/31/16) Debt to Total Asset Value Ratio Max 60% 34% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.07x Secured Debt to Total Asset Value Ratio Max 40% 10% Unencumbered Asset Coverage Ratio Min 1.66x 3.29x Unencumbered Interest Coverage Ratio Min 1.75x 5.10x Supplemental Information - Q4 2016 15 Columbia Property Trust, Inc. Debt Covenant Compliance

Unaudited ($ in thousands) (at 12/31/2016) Secured Unsecured Unsecured % of Interest % of Gross Mortgage Debt Term Loans Bonds Total Debt Total Debt Rate (1) Real Estate Assets 122,000$ -$ -$ 122,000$ 7.7% 4.59% 2.7% 26,315 - - 26,315 1.7% 5.80% 0.6% 126,287 - - 126,287 7.9% 3.60% 2.7% - 300,000 - 300,000 18.9% 1.67% 6.5% - 150,000 - 150,000 9.4% 3.52% 3.3% 165,750 - - 165,750 10.4% 5.07% 3.6% - - 350,000 350,000 22.0% 4.15% 7.6% - - 350,000 350,000 22.0% 3.65% 7.6% 440,352$ 450,000$ 700,000$ 1,590,352$ 100.0% 3.63% 34.6% 27.7% 28.3% 44.0% Supplemental Information - Q4 2016 16 Columbia Property Trust, Inc. Debt Maturities (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Maturity 2025 2026 Total % of Total Debt 2017 2018 2019 2020 2022 2023 $122 $26 $126 $166 $300 $150 $350 $350 $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Maturity Schedule ($M) Mortgage Debt Term Loans Bonds 4.59% 5.07% 4.15% 3.65% 1.67% 3.52% 3.60% 5.80%

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 12/31/2016)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q4 2016 (based on GAAP rents)	Net Operating Income - Q4 2016 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 511,033	$ 35,390	$ 7,032	$ 6,718
315 Park Avenue South	New York, NY	100%		370,011	23,824	3,873	1,711
222 East 41st Street	New York, NY	100%		298,515	15,322 (2)	2,814	(807)
95 Columbus	Jersey City, NJ	100%		203,602	24,722	3,803	4,125
Subtotal - New York				1,383,161	99,258	17,522	11,747
333 Market Street	San Francisco, CA	100%		408,641	24,963 (3)	6,377	5,918
650 California Street	San Francisco, CA	100%	Yes	314,977	20,530	3,083	2,281
University Circle	East Palo Alto, CA	100%		279,637	36,248	6,457	6,522
221 Main Street	San Francisco, CA	100%	Yes	239,564	22,990	4,060	3,254
Subtotal - San Francisco				1,242,819	104,731	19,977	17,975
Lindbergh Center	Atlanta, GA	100%		288,447	22,278 (3)	5,596	5,535
Three Glenlake Parkway	Atlanta, GA	100%		102,171	7,609 (3)	1,764	1,884
One Glenlake Parkway	Atlanta, GA	100%	Yes	72,664	7,413	823	853
Subtotal - Atlanta				463,282	37,300	8,183	8,272
Market Square	Washington, D.C.	51%	Yes	284,262 (4)	21,978 (4)	2,104 (4)	1,144 (4)
80 M Street	Washington, D.C.	100%		95,058	12,661	973	653
Subtotal - Washington, D.C.				379,320	34,639	3,077	1,797
Cranberry Woods Drive	Pittsburgh, PA	100%		182,331	15,778 (3)	3,930	3,875
116 Huntington Avenue	Boston, MA	100%		159,164	11,709	1,002	1,010
Pasadena Corporate Park	Los Angeles, CA	100%		111,677	7,967	1,188	1,287
Subtotal - Other				453,172	35,454	6,120	6,172
5 Houston Center	Houston, TX	100%		128,974	22,553	3,105	3,920
Energy Center I	Houston, TX	100%		94,168	12,648	1,844	1,903
515 Post Oak	Houston, TX	100%		47,545	6,498	744	728
Key Center Tower	Cleveland, OH	100%		289,085	35,717	4,794	4,368
Key Center Marriott (Hotel)	Cleveland, OH	100%		54,311	-	817	817
263 Shuman Boulevard	Chicago, IL	100%	Yes	63,192	6,957 (5)	1,003	1,554
Subtotal - Dispositions				677,275	84,373	12,307	13,290
Corporate & Other				470		1,669 (6)	1,879 (6)
Total - All Properties (4)				**$ 4,599,499**	**$ 395,755**	**$ 68,855**	**$ 61,132**
Total - wholly-owned properties				**$ 4,315,237**	**$ 373,777**	**$ 66,751**	**$ 59,988**
Total - 51% of Market Square Buildings				**$ 284,262**	**$ 21,978**	**$ 2,104**	**$ 1,144**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reimbursements are excluded as operating expenses are paid directly by the tenant.

(3) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.

(4) Reflects 51% of the gross real estate assets, ALR and NOI of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(5) Except for real estate tax and insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.

(6) Includes net operating income for the following properties sold during the quarter: 9127 S. Jamaica Street, SanTan Corporate Center, and Sterling Commerce.

Supplemental Information - Q4 2016 17

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 12/31/2016)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	481	481	100.0%	100.0%	97.7%
315 Park Avenue South	New York, NY	100%	327	291	89.0%	89.0%	65.1%
222 East 41st Street	New York, NY	100%	390	390	100.0%	100.0%	0.0%
95 Columbus	Jersey City, NJ	100%	629	620	98.6%	98.6%	97.8%
Subtotal - New York			1,827	1,782	97.5%	97.5%	71.1%
333 Market Street	San Francisco, CA	100%	657	657	100.0%	100.0%	100.0%
650 California Street	San Francisco, CA	100%	477	323	67.7%	65.2%	63.5%
University Circle	East Palo Alto, CA	100%	451	429	95.1%	95.1%	94.7%
221 Main Street	San Francisco, CA	100%	379	356	93.9%	90.4%	88.6%
Subtotal - San Francisco			1,964	1,765	89.9%	88.6%	87.7%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
Three Glenlake Parkway	Atlanta, GA	100%	355	355	100.0%	100.0%	100.0%
One Glenlake Parkway	Atlanta, GA	100%	351	262	74.6%	72.2%	70.9%
Subtotal - Atlanta			1,661	1,572	94.6%	94.1%	93.9%
Market Square	Washington, D.C.	51%	356 (2)	272 (2)	76.4%	72.5%	53.6%
80 M Street	Washington, D.C.	100%	285	247	86.7%	60.7%	47.0%
Subtotal - Washington, D.C.			641	519	81.0%	67.3%	50.7%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	271	217	80.1%	77.9%	77.9%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,359	1,290	94.9%	94.5%	94.5%
5 Houston Center	Houston, TX	100%	581	438	75.4%	75.4%	85.9%
Energy Center I	Houston, TX	100%	332	332	100.0%	100.0%	100.0%
515 Post Oak	Houston, TX	100%	274	218	79.6%	72.4%	70.7%
Key Center Tower	Cleveland, OH	100%	1,327	1,085	81.8%	81.8%	77.4%
Key Center Marriott (Hotel)	Cleveland, OH	100%	-	-	0.0%	0.0%	0.0%
263 Shuman Boulevard	Chicago, IL	100%	354	354	100.0%	100.0%	100.0%
Subtotal - Dispositions			2,868	2,427	84.6%	84.0%	83.9%
Total - All Properties (2)			**10,320**	**9,355**	**90.6%**	**89.2%**	**83.3%**
Total - All Properties (at 100%)			**10,662 (3)**	**9,616 (3)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
(3) Includes 100% of Market Square: 698K rentable square feet and 533K leased square feet.

Supplemental Information - Q4 2016 18

Columbia Property Trust, Inc.

Market Summary

Unaudited ($ in thousands) (at 12/31/2016)

Geography	State	Properties	Gross Real Estate Assets (1)	% Gross Real Estate Assets
New York	NY	4	$ 1,383,161	30.1%
San Francisco	CA	4	1,242,819	27.0%
Atlanta	GA	3	463,282	10.1%
Washington, D.C.	DC	2	379,320 (2)	8.2%
Pittsburgh	PA	1	182,331	4.0%
Boston	MA	1	159,164	3.5%
Los Angeles	CA	1	111,677	2.4%
Dispositions & Other	various	6	677,745	14.7%
Total		**22**	**$ 4,599,499**	**100.0%**

Market Distribution by Gross Real Estate Assets


Dispositions & Other
14.7%
Los Angeles
2.4%
Boston
3.5%
Pittsburgh
4.0%
Washington, D.C.
8.2%
Atlanta
10.1%
New York
30.1%
San Francisco
27.0%

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reflects 51% of the gross real estate assets of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 19

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2016)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Wells Fargo Bank N.A.	AA-	3	$ 28,640	7.2%	697	7.4%	8.6
AT&T Corporation/AT&T Services	BBB+	1	22,278	5.6%	955	10.2%	4.0
Pershing LLC	A+	1	18,471	4.7%	471	5.0%	4.4
Credit Suisse	A	2	16,082	4.1%	209	2.2%	1.1
Westinghouse Electric Company	Not Rated	1	15,778	4.0%	824	8.8%	8.4
NYU	AA-	1	14,802	3.7%	390	4.2%	31.5
Yahoo!	BB+	1	14,423	3.6%	193	2.1%	8.5
Keybank National Association	A-	1	13,939	3.5%	478	5.1%	13.5
Foster Wheeler	BBB-	1	12,646	3.2%	332	3.5%	1.7
Newell Rubbermaid, Inc.	BBB-	2	9,146	2.3%	411	4.4%	3.8
DocuSign, Inc.	Not Rated	1	8,500	2.2%	117	1.2%	7.6
DLA Piper US, LLP	Not Rated	1	8,423	2.1%	119	1.3%	1.5
OfficeMax	B-	1	6,957	1.8%	354	3.8%	0.4
Snap Inc.	Not Rated	1	5,703	1.4%	73	0.8%	9.0
Quality Technology Services	Not Rated	1	5,256	1.3%	128	1.4%	9.8
Amazon Web Services, Inc.	Not Rated	1	5,152	1.3%	62	0.7%	4.5
Squire Sanders LLP	Not Rated	1	5,089	1.3%	151	1.6%	5.3
Ernst & Young U.S. LLP	Not Rated	1	5,071	1.3%	118	1.3%	5.8
MongoDB, Inc.	Not Rated	1	4,566	1.2%	64	0.7%	2.0
Green Dot Corporation	Not Rated	1	4,247	1.1%	142	1.5%	5.8
Subtotal - Top 20			**$ 225,169**	**56.9%**	**6,288**	**67.2%**	**7.5**
All other			170,586	43.1%	3,067	32.8%	5.3
Total			**$ 395,755**	**100.0%**	**9,355**	**100.0%**	**6.6**

Tenant Industry Profile (2)



Services - Business Services
17.2%
Fire - Depository Institutions
15.6%
Services - Legal Services
10.5%
Trans & Util - Communication
7.2%
Fire - Security and Commodity Brokers
6.7%
Services - Engineering & Management Services
6.0%
Services - Health Services
4.9%
Trans & Util - Electric, Gas, and Sanitary Services
4.7%
Fire - Nondepository Institutions
3.6%
Heavy Construction
3.2%
Other
20.4%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.

(2) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2016 20

Unaudited (SF & $ in thousands) (at 12/31/2016) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 965 9.4% 39,102 9.9% 884 8.6% 36,727 9.3% 739 7.2% 16,666 4.2% 251 2.4% 32,527 8.2% 799 7.7% 61,486 15.5% 1,780 17.3% 34,412 8.7% 789 7.6% 19,252 4.9% 378 3.7% 14,857 3.8% 267 2.6% 37,327 9.4% 1,146 11.1% 37,402 9.4% 882 8.5% 5,067 1.3% 61 0.6% 2,111 0.5% 33 0.3% 3,628 0.9% 128 1.2% 18,126 4.6% 529 5.1% 37,065 9.4% 689 6.7% 395,755$ 100.0% 10,320 100.0% Supplemental Information - Q4 2016 21 2029 2030 2031+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 2028 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule Year 9.9% 9.3% 4.2% 8.2% 15.5% 8.7% 4.9% 3.8% 9.4% 9.4% 1.3% 0.5% 0.9% 4.6% 9.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	Three Months Ended									
	3/31/17		6/30/17		9/30/17		12/31/17		Total	
Geography	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)
New York	18	1,516	138 (2)	10,869	22	1,464	1	71	179	13,920
San Francisco	67	4,971	52	2,704	34	1,857	4	195	157	9,727
Atlanta	-	-	-	-	-	-	3	84	3	84
Washington, D.C. (3)	12	796	13	938	7	392	15	927	47	3,053
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Boston	12	875	3	163	-	-	-	-	15	1,038
Los Angeles	-	-	-	-	-	-	-	-	-	-
Dispositions	-	-	382	7,805	45	1,599	56	1,876	483	11,280
Total	**109**	**$ 8,158**	**588**	**$ 22,479**	**108**	**$ 5,312**	**79**	**$ 3,153**	**884**	**$ 39,102**
% of Total Portfolio	**1.1%**	**2.1%**	**5.7%**	**5.7%**	**1.0%**	**1.3%**	**0.8%**	**0.8%**	**8.6%**	**9.9%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.
(2) Includes 130,000 square feet for Credit Suisse at 315 Park Avenue South of which 49,000 square feet has been preleased to new tenants.
(3) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 22

Columbia Property Trust, Inc.

Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Renewal Leases					
Number of Leases	6	7	4	4	10
Square Feet of Leasing (at 100%)	33,789	112,828	155,236	13,155	596,949
Square Feet of Leasing (at CXP's share) (1)	22,554	92,625	148,489	11,985	593,968
Lease Term (months)	60	75	87	25	188
Cash Rent Releasing Spread (2)	15.3%	18.3%	10.5%	-1.1%	-11.9%
GAAP Rent Releasing Spread (2)	35.4%	26.3%	25.9%	1.1%	7.2%
Tenant Improvements per Square Foot	21.18	50.85	25.29	2.47	28.56
Leasing Commissions per Square Foot	16.43	16.98	10.39	8.46	12.11
Total per Square Foot	**$ 37.61**	**$ 67.83**	**$ 35.68**	**$ 10.93**	**$ 40.67**
Tenant Improvements per Square Foot per Year of Lease Term	4.25	8.09	3.51	1.17	1.83
Leasing Commissions per Square Foot per Year of Lease Term	3.30	2.70	1.44	4.00	0.78
Total per Square Foot per Year	**$ 7.55**	**$ 10.79**	**$ 4.95**	**$ 5.17**	**$ 2.61**
New Leases (Space Vacant > 1 Year)					
Number of Leases	7	4	1	-	7
Square Feet of Leasing (at 100%)	53,622	35,858	34,844	-	56,164
Square Feet of Leasing (at CXP's share) (1)	41,642	34,388	34,844	-	56,164
Lease Term (months)	118	97	131	-	104
Tenant Improvements per Square Foot	106.58	31.36	74.04	-	52.09
Leasing Commissions per Square Foot	36.94	24.07	47.44	-	16.42
Total per Square Foot	**$ 143.52**	**$ 55.43**	**$ 121.48**	**$ -**	**$ 68.51**
Tenant Improvements per Square Foot per Year of Lease Term	10.82	3.89	6.78	-	6.03
Leasing Commissions per Square Foot per Year of Lease Term	3.75	2.99	4.35	-	1.90
Total per Square Foot per Year	**$ 14.57**	**$ 6.88**	**$ 11.13**	**$ -**	**$ 7.93**
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	9	-	7	5	5
Square Feet of Leasing (at 100%)	173,995	-	413,917	52,095	69,992
Square Feet of Leasing (at CXP's share) (1)	173,995	-	412,182	49,239	59,355
Lease Term (months)	145	-	376	96	236
Cash Rent Releasing Spread (2)	3.5%	-	-18.5%	50.2%	8.9%
GAAP Rent Releasing Spread (2)	15.3%	-	15.4%	115.8%	23.9%
Tenant Improvements per Square Foot	116.59	-	178.71	28.99	106.92
Leasing Commissions per Square Foot	26.97	-	44.63	21.83	64.82
Total per Square Foot	**$ 143.56**	**$ -**	**$ 223.34**	**$ 50.82**	**$ 171.74**
Tenant Improvements per Square Foot per Year of Lease Term	9.66	-	5.70	3.62	5.45
Leasing Commissions per Square Foot per Year of Lease Term	2.24	-	1.42	2.72	3.30
Total per Square Foot per Year	**$ 11.90**	**$ -**	**$ 7.12**	**$ 6.34**	**$ 8.75**
Total Leases					
Number of Leases	22	11	12	9	22
Square Feet of Leasing (at 100%)	261,406	148,686	603,997	65,250	723,105
Square Feet of Leasing (at CXP's share) (1)	238,191	127,013	595,515	61,224	709,487
Lease Term (months)	135	82	361	95	196
Cash Rent Releasing Spread (2)	4.5%	18.3%	-17.7%	49.2%	-6.9%
GAAP Rent Releasing Spread (2)	17.0%	26.3%	15.7%	113.6%	11.2%
Tenant Improvements per Square Foot	108.05	44.59	171.14	28.49	47.53
Leasing Commissions per Square Foot	27.41	19.25	43.86	21.58	24.47
Total per Square Foot	**$ 135.46**	**$ 63.84**	**$ 215.00**	**$ 50.07**	**$ 72.00**
Tenant Improvements per Square Foot per Year of Lease Term	9.35	6.96	5.22	3.14	2.46
Leasing Commissions per Square Foot per Year of Lease Term	2.60	2.78	1.60	2.97	1.08
Total per Square Foot per Year	**$ 11.95**	**$ 9.74**	**$ 6.82**	**$ 6.11**	**$ 3.54**

(1) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2016 23

Unaudited (SF in thousands) (at 12/31/2016) Rentable Leased Percent Square Footage Square Footage Leased As of September 30, 2016 10,901 9,888 90.7% Dispositions (1) Sterling Commerce (310) (310) 100.0% SanTan Corporate Center (267) (267) 100.0% Subtotal 10,324 9,311 Leasing Activity New Leases (2) (4) 194 Lease Expirations/Early Terminations (150) Net Absorption (4) 44 As of December 31, 2016 10,320 9,355 90.6% Supplemental Information - Q4 2016 24 Columbia Property Trust, Inc. Occupancy Summary (1) As of disposition date. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. 90.6% 90.7% 90.6% 92.4% 93.2% 50% 60% 70% 80% 90% 100% 12/31/16 9/30/16 6/30/16 3/31/16 12/31/15 Percent Leased

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Maintenance					
Building Capital	$ 1,044	$ 429	$ 844	$ 718	$ 1,697
Tenant Improvements	1,610	7,810	2,551	2,798	10,732
Leasing Commissions	10,319	2,181	10,060	426	5,570
Other Leasing Costs	69,338	1,217	1,120	(271)	2,506
Total - Maintenance	**$ 82,311**	**$ 11,637**	**$ 14,575**	**$ 3,671**	**$ 20,505**
Investment					
Building Capital	$ 7,192	$ 7,975	$ 1,994	$ 4,519	$ 10,165
Tenant Improvements	8,800	7,723	3,000	3,744	4,200
Leasing Commissions	4,232	969	1,979	392	5,166
Other Leasing Costs	1,796	144	2,580	(572)	1,854
Total - Investment	**$ 22,020**	**$ 16,811**	**$ 9,553**	**$ 8,083**	**$ 21,385**
Maintenance & Investment					
Building Capital	$ 8,236	$ 8,404	$ 2,838	$ 5,237	$ 11,862
Tenant Improvements	10,410	15,533	5,551	6,542	14,932
Leasing Commissions	14,551	3,150	12,039	818	10,736
Other Leasing Costs	71,134	1,361	3,700	(843)	4,360
Total - Maintenance & Investment	**$ 104,331**	**$ 28,448**	**$ 24,128**	**$ 11,754**	**$ 41,890**

(1) Reflects 51% of the capital expenditures of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

NOTE: See page 31 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q4 2016 25

Columbia Property Trust, Inc.
Transaction Activity

Unaudited ($ in thousands) (at 2/9/2017)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
229 West 43rd Street	New York, NY	8/4/2015	100.0%	$ 516,000	481,110	$ 1,073	97.7%
315 Park Avenue South	New York, NY	1/7/2015	100.0%	372,000	326,812	1,138	93.9%
1881 Campus Commons	Reston, VA	1/7/2015	100.0%	64,000	244,565	262	78.0%
Subtotal (2 Property Portfolio)				436,000	571,377	763	
116 Huntington Avenue	Boston, MA	1/8/2015	100.0%	152,000	270,943	561	77.8%
650 California Street	San Francisco, CA	9/9/2014	100.0%	310,200	476,592	651	88.1%
221 Main Street	San Francisco, CA	4/22/2014	100.0%	228,800	374,598	611	82.8%
Total - Acquisitions				**$ 1,643,000**	**2,174,620**		

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Key Center Tower	Cleveland, OH	1/31/2017	100.0%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100.0%		NA		
Subtotal (2 Property Portfolio)				$ 267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100.0%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100.0%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100.0%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
SanTan Corporate Center	Phoenix, AZ	12/15/2016	100.0%	58,500	266,531	219	100.0%
Sterling Commerce	Dallas, TX	11/30/2016	100.0%	51,000	309,586	165	100.0%
9127 S. Jamaica Street	Denver, CO	10/12/2016	100.0%	19,500	107,638	181	0.0%
80 Park Plaza	Northern New Jersey	9/30/2016	100.0%	174,500	960,689	182	85.8%
9189, 9191 & 9193 S. Jamaica Street	Denver, CO	9/22/2016	100.0%	122,000	370,485	329	100.0%
800 North Frederick	Suburban Maryland	7/8/2016	100.0%	48,000	393,000	122	0.0%
100 East Pratt	Baltimore, MD	3/31/2016	100.0%	187,000	653,135	286	98.5%
1881 Campus Commons	Washington, D.C.	12/10/2015	100.0%	65,000	244,565	266	91.4%
180 Park Avenue	Northern New Jersey	7/1/2015	100.0%		223,837		71.4%
170 Park Avenue	Northern New Jersey	7/1/2015	100.0%		145,000		0.0%
1580 West Nursery Road	Baltimore, MD	7/1/2015	100.0%		315,350		100.0%
Acxiom	Chicago, IL	7/1/2015	100.0%		321,852		100.0%
Highland Landmark III	Chicago, IL	7/1/2015	100.0%		272,975		68.1%
The Corridors III	Chicago, IL	7/1/2015	100.0%		221,940		95.0%
215 Diehl Road	Chicago, IL	7/1/2015	100.0%		161,865		100.0%
544 Lakeview	Chicago, IL	7/1/2015	100.0%		139,218		51.1%
Bannockburn Lake III	Chicago, IL	7/1/2015	100.0%		106,495		0.0%
Robbins Road	Boston, MA	7/1/2015	100.0%		458,237		100.0%
550 King Street	Boston, MA	7/1/2015	100.0%		490,119		100.0%
Subtotal (11 Property Portfolio)				433,250	2,856,888	152	
Lenox Park Buildings	Atlanta, GA	10/3/2014	100.0%	290,000	1,040,327	279	100.0%
9 Technology Drive	Boston, MA	8/22/2014	100.0%	47,000	250,813	187	100.0%
7031 Columbia Gateway Drive	Baltimore, MD	7/1/2014	100.0%	59,509	247,624	240	100.0%
200 South Orange	Orlando, FL	6/30/2014	100.0%	18,800	128,296	147	100.0%
160 Park Avenue	Northern New Jersey	6/4/2014	100.0%	10,200	240,274	42	0.0%
Total - Dispositions (excluding Joint Venture)				**$ 2,123,759**	**10,582,589**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value	Rentable Square Footage	$ / SF	% Leased at Closing Date
Market Square	Washington, D.C.	10/28/2015	49% / 51%	$ 595,000	687,310	$ 866	80.5%

Supplemental Information - Q4 2016 26

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Income	$ 84,281	$ 44,619	$ 27,400	$ 36,898	$ 13,286	$ 6,697	$ 10,169
Depreciation	108,543	131,490	24,026	26,778	28,450	29,289	31,229
Amortization	56,775	87,128	13,873	11,895	14,932	16,075	19,895
Adjustments included in loss from unconsolidated joint venture	8,776	1,606	2,106	2,123	2,077	2,470	1,606
(Gain) loss on sale of real estate assets	(72,325)	(23,860)	(22,242)	(50,412)	19	310	(3,678)
FFO	$ 186,050	$ 240,983	$ 45,163	$ 27,282	$ 58,764	$ 54,841	$ 59,221
Real estate acquisition-related costs	-	3,675	-	-	-	-	-
Settlement of interest rate swap	-	1,102	-	-	-	-	-
Loss on early extinguishment of debt	18,997	3,149	-	18,905	92	-	-
Normalized FFO	$ 205,047	$ 248,909	$ 45,163	$ 46,187	$ 58,856	$ 54,841	$ 59,221
Normalized FFO per share (basic)	$ 1.67	$ 2.00	$ 0.37	$ 0.37	$ 0.48	$ 0.44	$ 0.48
Normalized FFO per share (diluted)	$ 1.66	$ 1.99	$ 0.37	$ 0.37	$ 0.48	$ 0.44	$ 0.48
Weighted-average common shares outstanding - basic	123,130	124,757	122,709	123,215	123,206	123,393	124,343
Weighted-average common shares outstanding - diluted	123,228	124,847	122,855	123,350	123,294	123,412	124,466

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Cash Provided by Operating Activities	$ 193,091	$ 223,080	$ 43,387	$ 60,266	$ 46,598	$ 42,840	$ 48,101
Straight-line lease termination income	2,367	(949)	257	(5,742)	7,059	793	467
Adjustments included in loss from unconsolidated joint venture	(1,248)	320	(968)	(559)	(238)	517	320
Net changes in operating assets and liabilities	(7,270)	1,179	(3,397)	(12,039)	2,179	5,987	5,369
Acquisition costs	-	3,675	-	-	-	-	-
Maintenance capital (1) (2)	(112,194)	(57,797)	(82,311)	(11,637)	(14,575)	(3,671)	(20,505)
AFFO	$ 74,746	$ 169,508	$ (43,032)	$ 30,289	$ 41,023	$ 46,466	$ 33,752
Weighted-average common shares outstanding - basic	123,130	124,757	122,709	123,215	123,206	123,393	124,343
Weighted-average common shares outstanding - diluted	123,228	124,847	122,855	123,350	123,294	123,412	124,466

(1) See page 31 of this supplemental report for a description of Maintenance Capital and page 25 for a detail of all capital expenditures.

(2) Reflects 51% of the capital expenditures of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 27

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Income	**$ 84,281**	**$ 44,619**	**$ 27,400**	**$ 36,898**	**$ 13,286**	**$ 6,697**	**$ 10,169**
Interest expense (net)	67,538	85,265	15,158	17,116	17,372	17,892	19,030
Interest income from development authority bonds	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	445	378	58	65	245	77	238
Depreciation	108,543	131,490	24,026	26,778	28,450	29,289	31,229
Amortization	56,775	87,128	13,873	11,895	14,932	16,075	19,895
Adjustments included in loss from unconsolidated joint venture	17,213	3,079	4,216	4,234	4,186	4,577	3,079
EBITDA	**$ 327,595**	**$ 344,759**	**$ 82,931**	**$ 95,186**	**$ 76,671**	**$ 72,807**	**$ 81,840**
(Gain) loss on sale of real estate assets	(72,325)	(23,860)	(22,242)	(50,412)	19	310	(3,678)
Real estate acquisition-related costs	-	3,675	-	-	-	-	-
Settlement of interest rate swap	-	1,102	-	-	-	-	-
Loss on early extinguishment of debt	18,997	3,149	-	18,905	92	-	-
Adjusted EBITDA	**$ 274,267**	**$ 328,825**	**$ 60,689**	**$ 63,679**	**$ 76,782**	**$ 73,117**	**$ 78,162**
General and administrative	33,876	29,683	8,158	7,467	7,761	10,490	7,762
Interest rate swap valuation adjustment	-	(2,634)	-	-	-	-	-
Interest expense associated with interest rate swaps	-	2,642	-	-	-	-	-
Straight line rental income	(19,984)	(17,739)	(6,152)	(4,823)	(3,474)	(5,535)	(5,023)
Net effect of above/(below) market amortization	(4,244)	(9,127)	(611)	(682)	(1,628)	(1,323)	(1,774)
Adjustments included in loss from unconsolidated joint venture	(2,433)	(94)	(952)	(746)	(366)	(369)	(94)
Net Operating Income (based on cash rents)	**$ 281,482**	**$ 331,556**	**$ 61,132**	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**
Same Store Net Operating Income (based on cash rents) 51% of Market Square Buildings (1)	(7,219)	(12,640)	(1,144)	(1,550)	(1,868)	(2,657)	(2,685)
Less Net Operating Income from:							
Acquisitions (2)	(39,581)	(23,711)	(9,438)	(10,000)	(10,080)	(10,063)	(9,116)
Dispositions (3)	(20,796)	(80,844)	(1,435)	(4,617)	(4,795)	(9,949)	(13,100)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (4)	**$ 213,886**	**$ 214,361**	**$ 49,115**	**$ 48,728**	**$ 62,332**	**$ 53,711**	**$ 54,132**

(1) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented.

(2) Reflects activity for the following properties acquired since January 1, 2015, for all periods presented: 229 West 43rd Street, 116 Huntington Avenue, and 315 Park Avenue South.

(3) Reflects activity for the following properties sold since January 1, 2015, for all periods presented: SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2016 28

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Income	**$ 84,281**	**$ 44,619**	**$ 27,400**	**$ 36,898**	**$ 13,286**	**$ 6,697**	**$ 10,169**
Interest expense (net)	67,538	85,265	15,158	17,116	17,372	17,892	19,030
Interest income from development authority bonds	(7,200)	(7,200)	(1,800)	(1,800)	(1,800)	(1,800)	(1,800)
Income tax expense	445	378	58	65	245	77	238
Depreciation	108,543	131,490	24,026	26,778	28,450	29,289	31,229
Amortization	56,775	87,128	13,873	11,895	14,932	16,075	19,895
Adjustments included in loss from unconsolidated joint venture	17,213	3,079	4,216	4,234	4,186	4,577	3,079
EBITDA	**$ 327,595**	**$ 344,759**	**$ 82,931**	**$ 95,186**	**$ 76,671**	**$ 72,807**	**$ 81,840**
(Gain) loss on sale of real estate assets	(72,325)	(23,860)	(22,242)	(50,412)	19	310	(3,678)
Real estate acquisition-related costs	-	3,675	-	-	-	-	-
Settlement of interest rate swap	-	1,102	-	-	-	-	-
Loss on early extinguishment of debt	18,997	3,149	-	18,905	92	-	-
Adjusted EBITDA	**$ 274,267**	**$ 328,825**	**$ 60,689**	**$ 63,679**	**$ 76,782**	**$ 73,117**	**$ 78,162**
General and administrative	33,876	29,683	8,158	7,467	7,761	10,490	7,762
Interest rate swap valuation adjustment	-	(2,634)	-	-	-	-	-
Interest expense associated with interest rate swaps	-	2,642	-	-	-	-	-
Adjustments included in loss from unconsolidated joint venture	80	55	8	5	5	62	55
Net Operating Income (based on GAAP rents)	**$ 308,223**	**$ 358,571**	**$ 68,855**	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**
Same Store Net Operating Income (based on GAAP rents) 51% of Market Square Buildings (1)	(9,732)	(14,021)	(2,104)	(2,301)	(2,239)	(3,088)	(2,908)
Less Net Operating Income from:							
Acquisitions (2)	(46,145)	(31,189)	(11,907)	(11,849)	(11,418)	(10,971)	(11,759)
Dispositions (3)	(27,319)	(86,376)	(1,224)	(6,859)	(6,750)	(12,486)	(14,088)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (4)	**$ 225,027**	**$ 226,985**	**$ 53,620**	**$ 50,142**	**$ 64,141**	**$ 57,124**	**$ 57,224**

(1) Reflects NOI from 51% of the Market Square Buildings for all periods presented. On October 28, 2015, we transferred the Market Square Buildings and the $325.0 million mortgage note to a joint venture, and sold a 49% interest in the joint venture. Our interest in NOI from the Market Square Buildings is included in loss from unconsolidated joint venture for all quarters presented.

(2) Reflects activity for the following properties acquired since July 1, 2015, for all periods presented: 229 West 43rd Street, 116 Huntington Avenue, and 315 Park Avenue South.

(3) Reflects activity for the following properties sold since January 1, 2015, for all periods presented: SanTan Corporate Center, Sterling Commerce, 80 Park Plaza, 9127, 9189, 9191 & 9193 S. Jamaica Street, 800 North Frederick, 100 East Pratt, 1881 Campus Commons, Market Square (49% share), 170 Park Avenue, 180 Park Avenue, 1580 West Nursery Road, Acxiom, Highland Landmark III, The Corridors III, 215 Diehl Road, 544 Lakeview, Bannockburn Lake III, 550 King Street, and Robbins Road.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2016 29

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents), and Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2016	12/31/2015	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Net Operating Income (based on GAAP rents)	**$ 308,223**	**$ 358,571**	**$ 68,855**	**$ 71,151**	**$ 84,548**	**$ 83,669**	**$ 85,979**
Straight-line rental income	(22,276)	(17,816)	(7,115)	(5,525)	(3,764)	(5,872)	(5,100)
Net effect of above/(below) lease market amortization	(4,465)	(9,199)	(608)	(731)	(1,709)	(1,417)	(1,846)
Net Operating Income (based on cash rents)	**$ 281,482**	**$ 331,556**	**$ 61,132**	**$ 64,895**	**$ 79,075**	**$ 76,380**	**$ 79,033**

Supplemental Information - Q4 2016 30

Supplemental Information - Q4 2016 31 Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) real estate acquisition-related costs, (ii) listing costs, (iii) loss on interest rate swaps and (iv) loss on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDA: Adjusted EBITDA is defined as net income before interest, taxes, depreciation and amortization and incrementally removing any impairment losses, gains or losses from sales of property, real estate acquisition-related costs, discontinued operations adjustments, or other extraordinary items. We do not include impairment losses in this measure because we feel these types of losses create volatility in our earnings and make it difficult to determine the earnings generated by our ongoing business. We believe adjusted EBITDA is a reasonable measure of our liquidity. Adjusted EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate adjusted EBITDA differently and our calculation should not be compared to that of other REITs.

Unaudited As of Period End 12/31/2016 Select Portfolio Statistics Number of Properties 16 Office Rentable Square Footage (in thousands) (1) 7,794 Percent Leased 93.0% Commenced Occupancy 91.2% Average Economic Occupancy (2) 83.0% Weighted Average Lease Term Remaining (3) 6.9 Years Balance Sheet ($ in thousands) Gross Real Estate Assets (4) 3,922,224 Gross Real Estate Assets - Unencumbered (4) (5) 3,010,757 (1) Includes 100% of Market Square Joint Venture. (2) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (3) Based on Annualized Lease Revenue (ALR). 32Supplemental Information - Q4 2016 (ii) Property sale of Key Center Tower and Marriott completed on January 31, 2017 (see page 26). Columbia Property Trust, Inc. Executive Summary (Pro Forma) The financial and portfolio information in the following pages is prepared to give effect to the following post-quarter end transactions as if they occurred on December 31, 2016: (i) Property sale of 5 Houston Center, Energy Center, and 515 Post Oak completed on January 6, 2017 (see page 26). (4) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. (iii) Planned return of 263 Shuman Boulevard to the lender. (5) Unencumbered assets are those not subject to mortgage debt.

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue (Pro Forma)

Unaudited ($ in thousands) (at 12/31/2016)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q4 2016 (based on GAAP rents)	Net Operating Income - Q4 2016 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 511,033	$ 35,390	$ 7,032	$ 6,718
315 Park Avenue South	New York, NY	100%		370,011	23,824	3,873	1,711
222 East 41st Street	New York, NY	100%		298,515	15,322 (2)	2,814	(807)
95 Columbus	Jersey City, NJ	100%		203,602	24,722	3,803	4,125
Subtotal - New York				1,383,161	99,258	17,522	11,747
333 Market Street	San Francisco, CA	100%		408,641	24,963 (3)	6,377	5,918
650 California Street	San Francisco, CA	100%	Yes	314,977	20,530	3,083	2,281
University Circle	East Palo Alto, CA	100%		279,637	36,248	6,457	6,522
221 Main Street	San Francisco, CA	100%	Yes	239,564	22,990	4,060	3,254
Subtotal - San Francisco				1,242,819	104,731	19,977	17,975
Lindbergh Center	Atlanta, GA	100%		288,447	22,278 (3)	5,596	5,535
Three Glenlake Parkway	Atlanta, GA	100%		102,171	7,609 (3)	1,764	1,884
One Glenlake Parkway	Atlanta, GA	100%	Yes	72,664	7,413	823	853
Subtotal - Atlanta				463,282	37,300	8,183	8,272
Market Square	Washington, D.C.	51%	Yes	284,262 (4)	21,978 (4)	2,104 (4)	1,144 (4)
80 M Street	Washington, D.C.	100%		95,058	12,661	973	653
Subtotal - Washington, D.C.				379,320	34,639	3,077	1,797
Cranberry Woods Drive	Pittsburgh, PA	100%		182,331	15,778 (3)	3,930	3,875
116 Huntington Avenue	Boston, MA	100%		159,164	11,709	1,002	1,010
Pasadena Corporate Park	Los Angeles, CA	100%		111,677	7,967	1,188	1,287
Subtotal - Other				453,172	35,454	6,120	6,172
Corporate				470		445	445
Total - All Properties (4)				**$ 3,922,224**	**$ 311,382**	**$ 55,324**	**$ 46,408**
Total - wholly-owned properties				**$ 3,637,962**	**$ 289,404**	**$ 53,220**	**$ 45,264**
Total - 51% of Market Square Buildings				**$ 284,262**	**$ 21,978**	**$ 2,104**	**$ 1,144**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reimbursements are excluded as operating expenses are paid directly by the tenant.

(3) Except for insurance expense, reimbursements are excluded as operating expenses are paid directly by the tenant.

(4) Reflects 51% of the gross real estate assets, ALR and NOI of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 33

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy (Pro Forma)

Unaudited (SF in thousands) (at 12/31/2016)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	481	481	100.0%	100.0%	97.7%
315 Park Avenue South	New York, NY	100%	327	291	89.0%	89.0%	65.1%
222 East 41st Street	New York, NY	100%	390	390	100.0%	100.0%	0.0%
95 Columbus	Jersey City, NJ	100%	629	620	98.6%	98.6%	97.8%
Subtotal - New York			1,827	1,782	97.5%	97.5%	71.1%
333 Market Street	San Francisco, CA	100%	657	657	100.0%	100.0%	100.0%
650 California Street	San Francisco, CA	100%	477	323	67.7%	65.2%	63.5%
University Circle	East Palo Alto, CA	100%	451	429	95.1%	95.1%	94.7%
221 Main Street	San Francisco, CA	100%	379	356	93.9%	90.4%	88.6%
Subtotal - San Francisco			1,964	1,765	89.9%	88.6%	87.7%
Lindbergh Center	Atlanta, GA	100%	955	955	100.0%	100.0%	100.0%
Three Glenlake Parkway	Atlanta, GA	100%	355	355	100.0%	100.0%	100.0%
One Glenlake Parkway	Atlanta, GA	100%	351	262	74.6%	72.2%	70.9%
Subtotal - Atlanta			1,661	1,572	94.6%	94.1%	93.9%
Market Square	Washington, D.C.	51%	356 (2)	272 (2)	76.4%	72.5%	53.6%
80 M Street	Washington, D.C.	100%	285	247	86.7%	60.7%	47.0%
Subtotal - Washington, D.C.			641	519	81.0%	67.3%	50.7%
Cranberry Woods Drive	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	271	217	80.1%	77.9%	77.9%
Pasadena Corporate Park	Los Angeles, CA	100%	264	249	94.3%	94.3%	94.3%
Subtotal - Other			1,359	1,290	94.9%	94.5%	94.5%
Total - All Properties (2)			**7,452**	**6,928**	**93.0%**	**91.2%**	**83.0%**
Total - All Properties (at 100%)			**7,794 (3)**	**7,189 (3)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.
(2) Reflects 51% of the square feet of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
(3) Includes 100% of Market Square: 698K rentable square feet and 533K leased square feet.

Supplemental Information - Q4 2016 34

Columbia Property Trust, Inc.

Market Summary (Pro Forma)

Unaudited ($ in thousands) (at 12/31/2016)

Geography	State	Properties	Gross Real Estate Assets (1)	% Gross Real Estate Assets
New York	NY	4	$ 1,383,161	35.3%
San Francisco	CA	4	1,242,819	31.7%
Atlanta	GA	3	463,282	11.8%
Washington, D.C.	DC	2	379,320 (2)	9.7%
Pittsburgh	PA	1	182,331	4.6%
Boston	MA	1	159,164	4.1%
Los Angeles	CA	1	111,677	2.8%
Corporate	various	-	470	0.0%
Total		**16**	**$ 3,922,224**	**100.0%**

Market Distribution by Gross Real Estate Assets


Los Angeles
Boston
Pittsburgh
2.8%
4.1%
4.6%
Washington, D.C.
9.7%
New York
35.3%
Atlanta
11.8%
31.7%
San Francisco

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities.

(2) Reflects 51% of the gross real estate assets of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 35

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile (Pro Forma)

Unaudited (SF & $ in thousands) (at 12/31/2016)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Wells Fargo Bank N.A.	AA-	3	$ 28,640	9.2%	697	10.1%	8.6
AT&T Corporation/AT&T Services	BBB+	1	22,278	7.1%	955	13.8%	4.0
Pershing LLC	A+	1	18,471	5.9%	471	6.8%	4.4
Credit Suisse	A	2	16,082	5.2%	209	3.0%	1.1
Westinghouse Electric Company	Not Rated	1	15,778	5.1%	824	11.9%	8.4
NYU	AA-	1	14,802	4.8%	390	5.6%	31.5
Yahoo!	BB+	1	14,423	4.6%	193	2.8%	8.5
Newell Rubbermaid, Inc.	BBB-	2	9,146	2.9%	411	5.9%	3.8
DocuSign, Inc.	Not Rated	1	8,500	2.7%	117	1.7%	7.6
DLA Piper US, LLP	Not Rated	1	8,423	2.7%	119	1.7%	1.5
Snap Inc.	Not Rated	1	5,703	1.8%	73	1.1%	9.0
Quality Technology Services	Not Rated	1	5,256	1.7%	128	1.8%	9.8
Amazon Web Services, Inc.	Not Rated	1	5,152	1.7%	62	0.9%	4.5
MongoDB, Inc.	Not Rated	1	4,566	1.5%	64	0.9%	2.0
Green Dot Corporation	Not Rated	1	4,247	1.4%	142	2.1%	5.8
Oracle America, Inc.	AA-	2	4,148	1.3%	85	1.2%	6.0
ORC International	Not Rated	1	3,952	1.3%	57	0.8%	8.5
Prosper Marketplace, Inc.	Not Rated	1	3,734	1.2%	50	0.7%	6.2
Equinox	Not Rated	1	3,515	1.1%	46	0.7%	19.0
Winton Capital, LLC	Not Rated	1	3,486	1.1%	35	0.5%	10.6
Subtotal - Top 20			**$ 200,302**	**64.3%**	**5,128**	**74.0%**	**8.1**
All other			111,080	35.7%	1,800	26.0%	4.8
Total			**$ 311,382**	**100.0%**	**6,928**	**100.0%**	**6.9**

Tenant Industry Profile (2)


Services - Business Services
20.0%
Fire - Depository Institutions
14.9%
Trans & Util - Communication
9.0%
Fire - Security and Commodity Brokers
7.5%
Services - Legal Services
6.6%
Services - Health Services
6.2%
Trans & Util - Electric, Gas, and Sanitary Services
5.9%
Services - Engineering & Management Services
5.6%
Fire - Nondepository Institutions
4.6%
Manufacturing - Rubber & Plastic Products
2.9%
Other
16.8%

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided.
(2) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.
(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2016 36

Unaudited (SF & $ in thousands) (at 12/31/2016) Expiring Annualized Lease Revenue (ALR) % of ALR Expiring Expiring Rentable Square Footage % of Rentable Square Footage Expiring -$ 0.0% 524 7.0% 27,822 8.9% 401 5.4% 19,176 6.2% 287 3.9% 15,184 4.9% 211 2.8% 28,369 9.1% 706 9.5% 59,707 19.2% 1,725 23.2% 21,057 6.8% 415 5.6% 15,852 5.1% 301 4.0% 12,723 4.1% 196 2.6% 36,314 11.7% 1,113 15.0% 37,402 12.0% 882 11.8% 5,067 1.6% 61 0.8% 2,002 0.6% 29 0.4% 250 0.1% 3 0.0% 4,187 1.3% 51 0.7% 26,270 8.4% 547 7.3% 311,382$ 100.0% 7,452 100.0% Supplemental Information - Q4 2016 37 Vacant Columbia Property Trust, Inc. Lease Expiration Schedule (Pro Forma) Year 2028 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2029 2030 2031+ Total NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. 8.9% 6.2% 4.9% 9.1% 19.2% 6.8% 5.1% 4.1% 11.7% 12.0% 1.6% 0.6% 0.1% 1.3% 8.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Lease Expiration Schedule % of ALR Expiring

Columbia Property Trust, Inc.

Lease Expiration by Market (Pro Forma)

Unaudited (SF & $ in thousands)

	Three Months Ended									
	3/31/17		6/30/17		9/30/17		12/31/17		Total	
Geography	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)	Expiring SF	Expiring ALR (1)
New York	18	1,516	138 (2)	10,869	22	1,464	1	71	179	13,920
San Francisco	67	4,971	52	2,704	34	1,857	4	195	157	9,727
Atlanta	-	-	-	-	-	-	3	84	3	84
Washington, D.C. (3)	12	796	13	938	7	392	15	927	47	3,053
Pittsburgh	-	-	-	-	-	-	-	-	-	-
Boston	12	875	3	163	-	-	-	-	15	1,038
Los Angeles	-	-	-	-	-	-	-	-	-	-
Total	**109**	**$ 8,158**	**206**	**$ 14,674**	**63**	**$ 3,713**	**23**	**$ 1,277**	**401**	**$ 27,822**
% of Total Portfolio	**1.5%**	**2.6%**	**2.8%**	**4.7%**	**0.8%**	**1.2%**	**0.3%**	**0.4%**	**5.4%**	**8.9%**

(1) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.
(2) Includes 130,000 square feet for Credit Suisse at 315 Park Avenue South of which 49,000 square feet has been preleased to new tenants.
(3) Reflects 51% of the ALR of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

Supplemental Information - Q4 2016 38

Unaudited (SF in thousands) (at 12/31/2016) Rentable Leased Percent Square Footage Square Footage Leased As of September 30, 2016 10,901 9,888 90.7% Dispositions (1) Sterling Commerce (310) (310) 100.0% SanTan Corporate Center (267) (267) 100.0% 5 Houston (581) (438) 75.4% Energy Center (332) (332) 100.0% 515 Post Oak (274) (218) 79.6% Key Center Tower & Marriott (1,327) (1,085) 81.8% 263 Shuman Boulevard (354) (354) 100.0% Subtotal 7,456 6,884 Leasing Activity New Leases (2) (4) 194 Lease Expirations/Early Terminations (150) Net Absorption (4) 44 As of December 31, 2016 7,452 6,928 93.0% 9/30/16 6/30/16 3/31/16 12/31/15 Supplemental Information - Q4 2016 39 Columbia Property Trust, Inc. Occupancy Summary (Pro Forma) (1) As of disposition date. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. 93.0% 90.7% 90.6% 92.4% 93.2% 50% 60% 70% 80% 90% 100% 12/31/16 9/30/16 6/30/16 3/31/16 12/31/15 Percent Leased